SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                              OLD NATIONAL BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                        001-15817                35-1539838
----------------------------     ------------------------       -------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


      420 Main Street, Evansville, IN                              47708
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


                                 (812) 464-1434
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              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure

     On August 14, 2002, Old National Bancorp filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The certification by Old National Bancorp's chief executive officer and chief financial officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Quarterly Report.





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OLD NATIONAL BANCORP
                                  (Registrant)


Date: August 14, 2002             By: /s/ Jeffrey L. Knight
                                      ------------------------------------------
                                      Jeffrey L.  Knight, Senior Vice President,
                                      Secretary and General Counsel






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